Exhibit 10.5
SUPPLEMENT TO SUBORDINATION OF DEBT AGREEMENTS

This SUPPLEMENT TO SUBORDINATION OF DEBT  AGREEMENTS Effectively dated as of July 24, 2021 (this “Supplement”), by and among MADRYN HEALTH PARTNERS, LP and MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP (collectively, the “Junior Lender”), whose address is 140 E. 45th Street, 15th Floor, Suite B, New York, New York 10017, CITY NATIONAL BANK OF FLORIDA, its successors and/or assigns (the “Senior Lender”), whose address is 100 S.E. 2nd Street, 13th Floor, Miami, Florida 33131, and VENUS CONCEPT INC., a Delaware limited liability company (the “Borrower”), whose address is 1880 N. Commerce Parkway, Suite 2, Weston, Florida 33326.  Each of the foregoing is referred to herein as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties entered into those certain Subordination of Debt Agreements, dated as of December 9, 2020, as amended hereby or otherwise modified from time to time, (the “Existing Subordination Agreements”); capitalized terms that are used herein and not defined herein shall have the meanings given to such terms in the Existing Subordination Agreements);

WHEREAS, the Parties have requested and Lender has agreed to amend and supplement the Existing Subordination Agreements on the terms and subject to the conditions set forth in this Supplement; and

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1.          Incorporated Terms.

(i)
“Senior Debt” shall include, without limitation, that certain Fifth Amended and Restated promissory Note effectively dated July 24, 2021, from the Borrower in favor of Senior Lender in the principal amount of $5,000,000; and

(ii)
“Loan Agreement” shall include, without limitation, that certain Fourth Amended and Restated Loan Agreement effectively dated as of July 24, 2021 by and between, inter alios, the Borrower and the Senior Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time.

SECTION 2.        Conditions of Effectiveness.  This Supplement shall become effective when the Lender and Borrower have executed and delivered this Supplement.

SECTION 3.          Reference to and Effect.  From and after the date hereof, the Existing Subordination Agreements and the other Loan Documents shall be deemed to be amended and modified as provided herein, but, except as so amended and modified, the Existing Subordination Agreements and the other Loan Documents shall continue in full force and effect and the Existing Subordination Agreements and the applicable provisions of this Supplement shall be read, taken and construed as one and the same instrument.  On and after the date hereof, the term “Subordination Agreement” used in any Loan Document shall mean the Existing Subordination Agreement as amended hereby.

SECTION 4.          Execution in Counterparts.  This Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Supplement by facsimile transmission or by electronic mail in portable document format (.pdf) shall be effective as delivery as an original executed counterpart of this Supplement.

SECTION 5.          GOVERNING LAW.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective authorized officers on August 26, 2021.

BORROWERS:

VENUS CONCEPT INC., a Delaware limited
liability company

By:	/s/Domenic Serafino
Name:	Domenic Serafino
Title:	Chief Executive Officer

VENUS CONCEPT USA INC.

By:	/s/DomenicSerafino
Name:	Domenic Serafino
Title:	President

VENUS CONCEPT CANADA CORP.

By:	/s/Domenic Serafino
Name	Domenic Serafino
Title:	Chief Executive Officer

[EXECUTION CONTINUES ON THE FOLLOWING PAGE]

JUNIOR LENDER:

MADRYN HEALTH PARTNERS, LP

By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

By:	/s/Avinash Amin
Name:	Avinash Amin
Title:	Member

MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP

By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

By:	/s/ Avinash Amin
Name:	Avinash Amin
Title:	Member

[EXECUTION CONTINUES ON THE FOLLOWING PAGE]

SENIOR LENDER:

CITY NATIONAL BANK OF FLORIDA

By:	/s/ Carlos E. Fernandez
Name:	Carlos E. Fernandez
Title:	Managing Senior VP